                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): February 4, 2004
                                                   (February 3, 2004)
                                                   ------------------


                              BOB EVANS FARMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       0-1667                       31-4421866
---------------               ----------------              ------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)

                  3776 South High Street, Columbus, Ohio 43207
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 491-2225
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Item 7.  Financial Statements and Exhibits.

         (a) and (b) Not applicable.

         (c) Exhibits:

         The following exhibit is included pursuant to Item 9. Regulation FD Disclosure of Form 8-K:


         99 News Release issued by Bob Evans Farms, Inc. on February 3, 2004, announcing same-store sales for the fiscal 2004 month of January (i.e., the four weeks ended January 23, 2004) and a quarterly dividend for the third fiscal quarter ended January 23, 2004.




Item 9.  Regulation FD Disclosure.

         On February 3, 2004, Bob Evans Farms, Inc. issued a news release announcing same-store sales for the fiscal 2004 month of January (i.e., the four weeks ended January 23, 2004) and a quarterly dividend for the third fiscal quarter ended January 23, 2004. A copy of this news release is included as
Exhibit 99.

The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


                      [Remainder of page intentionally left
                      blank; signature on following page.]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BOB EVANS FARMS, INC.


Dated:  February 4, 2004                       By: /s/ Donald J. Radkoski
                                                  ----------------------------
                                                  Donald J. Radkoski
                                                  Chief Financial Officer,
                                                  Treasurer and Secretary

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated February 4, 2004


                              Bob Evans Farms, Inc.



Exhibit No.       Description
-----------       -----------
    99            News Release issued by Bob Evans Farms, Inc. on February 3,
                  2004.